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                                                                   Exhibit 10.38

              Summary of 2005 Named Executive Officer Compensation

     The table below shows the current annual salary and 2005 target bonus under the Tenneco Automotive Value Added Incentive Plan for the Company's Chief Executive Officer and each of the next four most highly compensated officers of the Company other than the Chief Executive Officer (based on salary and bonus received during 2004). The current salary for each of the individuals named below was effective as of July 1, 2005.

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         Name                    Current Salary                2005 Target Bonus
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
Mark P. Frissora                    $825,586                    One Times Salary
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Timothy R. Donovan                  $424,794                        $273,000
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Hari N. Nair                        $400,084                        $273,000
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Kenneth R. Trammell                 $346,722                        $223,000
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Richard P. Schneider                $371,082                        $161,000
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